                           SCIOTO INVESTMENT COMPANY
                                 COLUMBUS, OHIO




                                 ANNUAL REPORT



                                   YEAR ENDED
                                DECEMBER 31, 1996

                           SCIOTO INVESTMENT COMPANY

              c/o 4561 Lanes End Street, Columbus, Ohio 43220-4254
--------------------------------------------------------------------------------

                                   Directors:

Stephen Kellough              Marilyn B. Kellough           Arthur D. Herrmann
Brooks P. Julian              Donald C. Fanta               Kent K. Rinker

                                    Officers:

                   Stephen Kellough, President and Treasurer
               Marilyn B. Kellough, Vice President and Secretary


             Transfer Agent and Registrar for the Company's Class A
          Common Stock: National City Bank, Stock Transfer Department,
                 1900 East Ninth Street, Cleveland, Ohio 44114

      U.S. Average Annual
      Inflation Rate, Based
      upon the Consumer Price
      Index, as a Per Cent,
        for Each Year
     ----------------------------
        1976          4.8
        -----------------
        1977          6.8
        -----------------
        1978          9.0
        -----------------
        1979         13.3
        -----------------
        1980         12.4                                 Class A Common
        -----------------                                 Stock Market
        1981          8.9         Weighted Average        Price per Share
        -----------------         Maturity Terms of       in Dollars,
        1982          3.8        the Company's Bond       at December 31
        -----------------       Portfolio, in Years,      ------------------------
        1983          3.8          at December 31          Bid
        -----------------       ---------------------     ----
        1984          3.9
        -----------------
        1985          3.8               7.1                 7.00
        ---------------------------------------------------------
        1986          1.1               7.0                 7.50
        ---------------------------------------------------------
        1987          4.4               6.2                 7.50
        ---------------------------------------------------------
        1988          4.4               6.0                 8.20
        --------------------------------------------------------
        1989          4.6               3.8                 9.00           Asked
        --------------------------------------------------------          --------
        1990          6.1               3.3                12.00
        --------------------------------------------------------
        1991          3.1               3.0                12.00           15.00
        ------------------------------------------------------------------------
        1992          2.9               2.8                11.50           14.50
        ------------------------------------------------------------------------
        1993          2.7               2.0                11.00           15.00
        ------------------------------------------------------------------------
        1994          2.7               1.4                12.00           14.00
        ------------------------------------------------------------------------
        1995          2.5               1.4                11.50           14.00
        ------------------------------------------------------------------------
        1996          3.0               2.0                 8.00
        ------------------------------------------------------------------------

                           SCIOTO INVESTMENT COMPANY
                           -------------------------

                           c/o 4561 LANES END STREET
                           COLUMBUS, OHIO 43220-4254

Dear Fellow Shareholders:

        We are pleased to announce that John E. Josephson has been nominated to stand for election as a new director of Scioto Investment Company at the annual shareholders' meeting scheduled for June 11, 1997. This will increase the number of directors to seven. Mr. Josephson is Chief Financial Officer of Beverages & Moore; and, a former President and Chief Executive Officer, June 1989 to September 1995, of Big Bear Stores Company, then a subsidiary and now a division of The Penn Traffic Company.

        Scioto Investment Company is qualified as both a regulated investment company under the Internal Revenue Code and a non-diversified closed-end management company under the Investment Company Act of 1940. It invests principally in short-term state and municipal bonds and distributes virtually all of its net investment income each year to its shareholders. Accordingly, all of the 1996 dividends were federal income tax exempt to the shareholders, and it is expected that this same policy will be pursued in 1997.

        The details of the Company's investment portfolio at December 31, 1996 and December 31, 1995 are as indicated on the schedules of investments at pages 6 and 7 of this report.

        For 1996, the Company earned net investment income of $0.58 per share, compared to $0.59 for 1995. Gross investment income continued to decline in 1996 as a result of the continuing decline in interest rates compared to previous years. Dividends distributed to shareholders in 1996 were $0.58 per share, the same as 1995.

        Realized and unrealized depreciation of investments was $0.05 per share in 1996 versus realized and unrealized appreciation of $0.15 per share in 1995. Net asset value per share decreased by $0.05 from $17.08 at December 31, 1995 to $17.03 at December 31, 1996. A financial highlights summary of the per share data for the last five years is included in Note 2 to the financial statements at page 11 hereof.

                                             Sincerely,

                                             SCIOTO INVESTMENT COMPANY


                                             /s/ Stephen Kellough

                                             By Stephen Kellough, Chairman,
                                             President and CEO, May 5, 1997

[LOGO: Deloitte & Touche LLP]

                            ---------------------------------------------------
                            155 East Broad Street Telephone: (614) 221-1000 Columbus, Ohio 43215-3611 Facsimile: (614) 229-4647

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Scioto Investment Company:

We have audited the accompanying statements of assets and liabilities of Scioto Investment Company, including the schedules of investments, as of December 31, 1996 and 1995, and the related statements of operations and of changes in net assets, and the financial highlights for each of the five years in the period ended December 31, 1996. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included either physical counting, or confirmation by correspondence with the custodian, of securities owned at December 31, 1996 and 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Scioto Investment Company at December 31, 1996 and 1995, and the results of its operations, the changes in its net assets, and the financial highlights for each of the five years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP


January 17, 1997


[Deloitte Touche Tohmatsu International LOGO]

SCIOTO INVESTMENT COMPANY

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31,1996 AND 1995
--------------------------------------------------------------------------------
                                                            1996         1995

ASSETS:
 Investments in money market funds and
  securities - at quoted market value
  (amortized cost, 1996 - $7,551,747;
  1995 - $7,583,690) (Note 1) see accompanying
  schedules                                              $7,572,439   $7,625,523
Interest receivable                                          42,301       40,910
Cash                                                         23,237        1,220
Prepaid expenses                                                784          783
                                                         ----------   ----------
        Total assets                                      7,638,761    7,668,436
                                                         ----------   ----------

LIABILITIES:
  Accrued expenses - professional and transfer
    agent fees                                                8,299       15,675
                                                         ----------   ----------
        Total liabilities                                     8,299       15,675
                                                         ----------   ----------

NET ASSETS (net asset value per common share based
 on 447,950 common shares outstanding, 1996 - $17.03;
 1995 -$17.08) (Notes 2 and 4)                           $7,630,462   $7,652,761
                                                         ==========   ==========

See notes to financial statements


SCIOTO INVESTMENT COMPANY

SCHEDULES OF INVESTMENTS
DECEMBER 31, 1996 AND 1995
-------------------------------------------------------------------------------------------------------------------
                                                                        DECEMBER 31, 1996
                                            -----------------------------------------------------------------------
                                                MOODY'S
                                               INVESTORS                      YIELD TO
                                             SERVICE, INC.    MOODY'S         MATURITY
                                              BOND RATING    INVESTORS       (BASED ON
                                                BEFORE      SERVICE, INC.      QUOTED   COUPON
        NAME OF ISSUER AND                    INSURANCE     BOND RATING        MARKET  INTEREST  DUE     PRINCIPAL
          TITLE OF ISSUE                      (UNAUDITED)   (UNAUDITED)        VALUE)    RATE    DATE     AMOUNT

UNAFFILIATED MONEY MARKET FUNDS:
 Cardinal Government Securities Trust                                           4.58%   4.58%*  Demand    $    136
 Cardinal Tax-Exempt Money Fund                                                 2.58    2.58 *  Demand     585,528
                                                                                                          --------
    Total unaffiliated money market funds                                                                  585,664
                                                                                                          --------
UNAFFILLATED MUNICIPAL BONDS
 LISTED IN ORDER OF MATURITY:
 Flat Rock Michigan, I.D.R.                       N/A            N/A            4.95    5.375    9/1/97     100,000(3)
 Blue Ash, Ohio LTGO Road Improvement             AA             AA             4.01    4.450   11/1/97     150,000
 Grandview Heights, Ohio CSD BEO                  A              A              3.52    7.500   12/1/97     100,000
 Belmont County, Ohio Various Purpose             N/A            AAA            3.51    3.550   12/1/97     150,000
 Ottawa County, Ohio                              Al             AAA            3.55    4.700   12/1/97     150,000(2)
 Delaware County, Ohio LTGO B/E                   Al             Al             3.56    4.450   12/1/97     250,000
 Ohio State Higher Education Series II-A          Al             AAA            3.50    5.300   12/1/97     400,000
 Dublin, Ohio, City School District               AAA            AAA            3.50    4.650   12/1/97     500,000
 Lucas County, Ohio, Improvement Revenue          N/A            N/A            5.08    5.250    2/1/98     160,000(3)
 Ohio State FACS Vern Riffe A                     N/A            N/A            3.77    4.000   10/1/98     700,000(2)
 Montgomery County, Ohio Waste B/E                N/A            AAA            3.94    4.100   11/1/98     100,000
 Cuyahoga County, Ohio, LTGO B/E                  AA             AA             3.88    4.100  11/15/98     300,000(3)
 Toledo Ohio Waterworks REV B/E                   AAA            AAA            4.03    4.250  11/15/98     200,000(2)
 Marietta, Ohio Water REV                         N/A            AAA            3.93    4.300   12/1/98     100,000(2)
 Canton, Ohio Waterworks System Import            BAA            AAA            3.95    5.000   12/1/98     115,000
 Montgomery County, Ohio                          AA             AA             3.97    5.300   12/1/98     200,000(2)
 Westerville, Ohio City School District           A              AAA            3.92    4.250   12/1/98     200,000(2)
 Springfield, Ohio LSD IMPT UT                    A              A              3.74    6.125   12/1/98     250,000(2)
 Columbus, Ohio CSD RFDG B/E                      AA             AAA            3.95    4.450   12/1/98     300,000
 Springboro Community City School District, Ohio  BAA            AAA            3.95    3.800   12/1/98     300,000(2)
 Hilliard, Ohio City School District Series A B/E Al             AAA            3.90    3.900   12/1/98     400,000(2)
 Upper Arlington, Ohio City School District       Al             AAA            3.95    3.800   12/1/98     600,000(2)
 Hilliard, Ohio City School District Series A B/E Al             AAA            4.12    4.000   12/1/99     300,000(2)
 Clermont County, Ohio Hospital FACS-B            AA3            AAA            4.27    4.850    9/1/00     300,000(2)
 Napoleon. Ohio City School District B/E/O        N/A            AAA            4.22    4.150   12/1/00     100,000(2)
 Dublin, Ohio CSD UT GO BDS                       A              AAA            4.35    5.250   12/1/00     150,000(2)
 Dublin, Ohio LSD UT                              N/A            N/A            4.39    7.125   12/1/00     200,000(2)
 Hamilton County, Ohio Sewer System A             Al             Al             5.03    6.400   12/1/O5     125,000(2)
 Salt River Project, Agricultural
 Improvement, Arizona                                                                    6.00    1/1/96            (1)
 Franklin County, Ohio, Children's Hospital                                              5.40    5/1/96            (1)
 State of Ohio, Highway, Series Q                                                        5.70   5/15/96            (3)
 State of Ohio, Highway, Series Q                                                        5.70   5/15/96            (3)
 Columbus, Ohio, Sewer System Revenue                                                    5.00    6/1/96            (1)
 Upper Arlington, Ohio, General Obligation                                               5.70   12/1/96            (1)
 Worthington, Ohio, City School District                                                 6.10   12/1/96            (1)
 Lockland, Ohio, City School District                                                    9.70   12/1/96            (1)
 Dublin, Ohio, City School District                                                      5.00   12/1/96            (1)
 Hamilton County, Ohio, Building Renovation                                              6.10   12/1/96            (1)
 Ohio State University, General Receipts                                                 4.55   12/1/96            (1)
 State of Ohio, Higher Education                                                        4.625   12/1/96            (3)
                                                                                                         ----------
        Total unaffiliated municipal bonds                                                                6,900,000
                                                                                                         ----------
        TOTAL                                                                                            $7,485,664
                                                                                                         ==========



Ratings shown have not been audited by Deloitte & Touche LLP.   (1) Total principal amount of 1996 maturities - $1,900,000.
                                                                (2) Total principal amount of 1996 purchases - $4,275,000.
* Represents average yield for 1996.                            (3) Total principal amount of 1996 sales - $1,565,000.

See notes to financial statements.



---------------------------------------------------------------------------------------------
          DECEMBER 31, 1996                           DECEMBER 31, 1995
---------------------------------------   ---------------------------------------------------
                             % OF TOTAL                                        % OF TOTAL
                              PORTFOLIO                                          PORTFOLIO
 ANNUAL                       (BASED ON                                          (BASED ON
 COUPON               QUOTED    QUOTED                                QUOTED      QUOTED
 INTEREST AMORTIZED   MARKET    MARKET    PRINCIPAL    AMORTIZED       MARKET     MARKET
 INCOME     COST       VALUE     VALUE)    AMOUNT        COST          VALUE       VALUE)



$      6  $     136   $    136             $      130   $      130  $       130
  15,107    585,528    585,528   7.73%      1,464,637    1,464,637    1,464,637       19.22%
 -------  ---------   --------             ----------   ----------  -----------       -----
  15,113    585,664    585,664   7.73       1,464,767    1,464,767    1,464,767       19.22
 -------  ---------   --------             ----------   ----------  -----------       -----


   5,375     99,892    100,265   1.32         145,000      144,606      145,339        1.91
   6,675    150,533    151,382   2.00         150,000      151,175      151,992        1.99
   7,500    102,172    103,562   1.37         100,000      104,541      106,375        1.39
   5,325    149,737    150,047   1.98         150,000      149,450      148,944        1.95
   7,050    151,287    151,547   2.00
  11,125    250,000    251,990   3.33         250,000      250,000      251,913        3.30
  21,200    403,331    406,436   5.37         400,000      406,964      410,060        5.38
  23,250    500,000    505,155   6.67         500,000      500,000      506,640        6.64
   8,400    159,407    160,274   2.12         180,000      178,728      180,252        2.36
  28,000    697,086    702,730   9.28
   4,100    100,169    100,281   1.32         100,000      100,261       99,781        1.31
  12,300    300,000    301,170   3.98         400,000      400,000      400,748        5.26
   8,500    200,000    200,780   2.65
   4,300    100,000    100,671   1.33
   5,750    115,000    117,209   1.55         115,000      115,000      117,694        1.54
  10,600    204,494    204,842   2.71
   8,500    200,000    201,186   2.66
  15,313    258,214    260,938   3.45
  13,350    302,400    302,763   3.99         300,000      303,657      302,529        3.97
  11,400    300,000    299,154   3.95
  15,600    400,000    400,000   5.28
  22,800    600,000    598,308   7.90
  12,000    300,000    299,013   3.95
  14,550    307,040    305,859   4.04
   4,150    100,000     99,750   1.32
   7,875    156,720    154,827   2.04
  14,250    220,876    219,468   2.90
   8,000    137,725    137,168   1.81

                                              200,000      200,000      200,062        2.62
                                              150,000      150,000      150,797        1.98
                                              200,000      199,966      201,686        2.64
                                              500,000      503,057      504,215        6.61
                                              300,000      300,000      301,638        3.96
                                              100,000      100,000      102,093        1.34
                                              100,000      100,000      102,453        1.34
                                              150,000      154,264      158,273        2.08
                                              500,000      500,000      506,170        6.64
                                              200,000      201,873      204,156        2.68
                                              200,000      202,253      201,374        2.64
                                              700,000      703,128      705,572        9.25
-------- ---------- ---------- ------      ----------   ----------  -----------     -------
 317,238  6,966,083  6,986,775  92.27       6,090,000    6,118,923    6,160,756       80.78
-------- ---------- ---------- ------      ----------   ----------  -----------      ------
$332,351 $7,551,747 $7,572,439 100.00%     $7,554,767   $7,583,690   $7,625,523      100.00%
======== ========== ========== ======      ==========   ==========   ==========      ======


SCIOTO INVESTMENT COMPANY

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, 1994, 1993 AND 1992
-------------------------------------------------------------------------------

INVESTMENT INCOME:

  Nontaxable interest (net of bond premium amortization and discount accretion. 1996 -$21,513; 1995 - $43,899; 1994 - $33,494: 1993 - $22,782; 1992 - $40,508;
  1991 - $49,617) (Note 1)
Taxable interest

    Total investment income

OPERATING EXPENSES:
  Professional services:
   Accounting and bookkeeping
   Audit and tax
   Legal
  Transfer agent fees
  Directors' fees
  Miscellaneous

    Total operating expenses

INVESTMENT INCOME - NET

REALlZED AND UNREALIZED GAIN ON INVESTMENTS - Unrealized appreciation (depreciation) of investments

Net gain (loss) on investments

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, 1994, 1993 AND 1992
-------------------------------------------------------------------------------

INCREASE IN NET ASSETS;
  Operations:
    Investments income - net
    Realized and unrealized appreciation (depreciation) of investments

      Net increase in net assets resulting from operations

DIVIDENDS TO SHAREHOLDERS FROM INVESTMENT INCOME - Net

TOTAL INCREASE (DECREASE) IN NET ASSETS

NET ASSETS AT BEGINNING OF YEAR

NET ASSETS AT END OF YEAR (Including undistributed net investment income,
 1996 - $185,172; 1995 - $185,147; 1994 - $179,400; 1993 - $177,832;
 1992 - $177,457)

8       See notes to financial statements.

-----------------------------------------------------------------
                      Year Ended December 31
-----------------------------------------------------------------
     1996            1995      1994           1993        1992

$    319,450     $ 332,004   $ 343,179    $  369,159   $ 422,049
           6             6           4             3           4
------------    ----------  ----------     ---------   ---------
     319,456       332,010     343,183       369,162     422,053
------------    ----------  ----------     ---------   ---------

      16,245        16,550      17,810        15,433      16,195
      14,800        13,250      17,400        12,950      12,750
      11,101        18,139      35,622        16,967      16,625
       7,135         6,207       6,341         6,538       3,907
       8,500         8,000       8,000         8,000       7,500
       3,631         2,514       2,455         2,053       2,069
------------    ----------  ----------     ---------   ---------
      61,412        64,660      87,628        61,941      59,046
------------    ----------  ----------     ---------   ---------
     258,044       267,350     255,555       307,221     363,007
------------    ----------  ----------     ---------   ---------

     (22,324)       65,933    (182,473)      (24,126)     16,745
------------    ----------  ----------     ---------   ---------
     (22,324)       65,933    (182,473)      (24,126)     16,745
------------    ----------  ----------     ---------   ---------

$    235,720    $  333,283  $   73,082     $ 283,095   $ 379,752
============    ==========  ==========     =========   =========




------------------------------------------------------------------
                  Year Ended December 31
------------------------------------------------------------------
     1996            1995      1994           1993        1992

$    258,044    $  267,350  $  255,555     $ 307,221   $  363,007
     (22,324)       65,933    (182,473)      (24,126)      16,745
------------    ----------  ----------     ---------   ----------

     235,720       333,283      73,082       283,095      379,752

    (258,019)     (261,603)   (253,988)     (306,846)    (359,704)
------------    ----------  ----------     ---------   ----------

     (22,299)       71,680    (180,906)      (23,751)      20,048

   7,652,761     7,581,081   7,761,987     7,785,738    7,765,690
------------    ----------  ----------     ---------   ----------

$  7,630,462    $7,652,761  $7,581,081    $7,761,987   $7,785,738
============    ==========  ==========    ==========   ==========

SCIOTO INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31,1996 AND 1995
--------------------------------------------------------------------------------

1.   ACCOUNTING POLICIES

     ORGANIZATION - The Company was incorporated in 1933 in Ohio. In September 1976 the Company registered under the Investment Company Act of 1940 and presently operates as a non-diversified, closed-end management company. See
     Note 3 regarding sale of Company assets on August 30, 1976, change of business and name.

     SECURITY VALUATION - Investments in municipal bonds are stated at the bid price as of the end of the year. The bid price (used to determine quoted market value in the accompanying schedule of investments) is determined from written quotations received from a reputable broker. Investments in money market funds are stated at cost which equals market value. At December 31, 1996, unrealized appreciation of investments of $21,150 consisted of $29,964 of unrealized gains and $8,814 of unrealized losses. Cost of investments is the same for Federal income tax purposes.

     SECURITY TRANSACTIONS - Security transactions are accounted for on the trade date. Purchases and sales (including maturities) of investments, excluding money market funds, for the year ended December 31, 1996 were $4,275,000 and $3,465,000, respectively. Cost of securities sold is determined using the identified amortized cost basis.

     PERVASIVENESS OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     FEDERAL INCOME TAX - The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, principally Sections 851 and 852 of Subchapter M, and to annually distribute substantially all of its investment income to its shareholders; accordingly, no Federal income tax provision is required on net investment income. Realized capital gains are subject to Federal income tax at regular corporate capital gains tax rates. Realized capital losses can only be used to offset capital gains.

     The Tax Reform Act of 1984 permits certain regulated investment companies to be personal holding companies as defined in Section 542 of the Internal Revenue Code. The Company will be able to retain regulated investment company status for Federal income tax purposes even if it is a personal holding company. As a personal holding company, the Company is permitted to invest in taxable investments. If, at the close of each quarter of its taxable year, at least 50 percent of the value of the total assets of the Company consist of tax exempt obligations, a pro-rata portion of the Company's distributions will qualify as exempt interest dividends.

     INCOME AND EXPENSE RECOGNITION - Interest income and related expenses are recognized on the accrual basis. Amortization of bond premiums and accretion of bond discounts, calculated by the straight-line method, are charged or credited against interest income over the term of the bond.


2.      FINANCIAL HIGHLIGHTS

        Selected data for each of the 447,950 common shares of Scioto Investment Company outstanding for each of the five years in the period ended December 31, 1996 is as follows:

                PER SHARE DATA:                1996       1995       1994       1993        1992
        Net asset value at
         beginning of year                   $ 17.08    $ 16.92    $ 17.33    $ 17.38     $ 17.34
        Income from Investment
         Operations:
         Investment income (bond interest)      0.71       0.74       0.77       0.82        0.94
         Operating expenses                    (0.13)     (0.15)     (0.20)     (0.14)      (0.13)
                                             -------    -------    -------    -------     -------
         Investment income - net                0.58       0.59       0.57       0.68        0.81
        Unrealized and realized gain
         (loss) on investments                 (0.05)      0.15      (0.41)     (0.05)       0.04
                                             -------    -------    -------    -------     -------
            Total from Investment
             Operations                         0.53       0.74       0.16       0.63        0.85
                                             -------    -------    -------    -------     -------
        Distributions of investment
         income - net (dividends)              (0.58)     (0.58)     (0.57)     (0.68)      (0.81)
                                             -------    -------    -------    -------     -------
        Net asset value at end of year       $ 17.03    $ 17.08    $ 16.92    $ 17.33     $ 17.38
                                             =======    =======    =======    =======     =======
        Total return (aggregate)                3.08%      4.40%      0.94%      3 64        4.89%

        RATIOS TO AVERAGE
          NET ASSETS:                          1996          1995        1994       1993         1992
                Operating expenses              0.80%       0.85%        1.14%      0.80%       0.76%
                Investment income - net         3.38%       3.51%        3.33%      3.95%       4.67%

        SUPPLEMENTAL DATA:

        Net assets at end
                of year                     $7,630,462   $7,652,761  $7,581,081  $7,761,987  $7,785,738

        Number of shares
         outstanding at end
         of year                               447,950      447,950    447,950      447,950     447,950

        Portfolio turnover rate                  50.96%       27.71%     20.60%       32.52%      17.82%

3.   SALE OF COMPANY ASSETS, CHANGES IN BUSINESS, AND LEASE LIABILITIES
     UNDERTAKING

     Prior to August 30, 1976, the Company operated a chain of 54 supermarkets and 12 discount department stores in Ohio, West Virginia, and Kentucky in leased premises. On June 30, 1976, the Company and each of its subsidiaries (the "Company") entered into an Agreement of Sale, pursuant to which substantially all of the assets of the Company were sold for $33.00 per Class A and Class B common share cash and assumption of all of the liabilities of the Company, however, the Company remains contingently liable for non-cancellable leases entered into previously that are still in effect. The Company would only be required to make payments under these leases in the event of non-payment of rent by the existing tenant. The Penn Traffic Company through its Big Bear Stores Division, (a Delaware Corporation, Federal ID #25-0716800, which acquired the Big Bear Stores Company, a Delaware Corporation, Federal ID #31-0888208.)

     Subsequent to the sale consummation on August 30, 1976, the Company's subsidiaries were liquidated and merged into the Company, and the Company's name was changed from Big Bear Stores Company, an Ohio corporation, to Scioto Investment Company, an Ohio corporation (Federal ID #31-4128470).

     As indicated above, the Company remains contingently liable for non-cancellable leases entered into prior to the date of sale. At
     December 31, 1996, the remaining minimum future lease rental commitments during the non-cancellable lease terms are approximately $4,500,000 ($5,700,000 at December 31, 1995) and the total of the non-cancellable leases plus total option period minimum future lease rental commitments are approximately $23,400,000 ($24,500,000 at December 31, 1995). These
     non-cancellable leases require approximately $1,200,000 ($1,200,000 at December 31, 1995) in annual minimum rentals.

4.   COMMON SHARES

     The status of common shares, stated value of $.66 per share, at December 31, 1996 follows:


                                       PAR           SHARES
         TITLE                       VALUE         AUTHORIZED      OUTSTANDING
        Class A                    $.0066-2/3      4,000,000       108,800
        Class B                    $.0066-2/3      1,000,000       339,150

     On July 29, 1981, the shareholders approved a 25 for 1 reverse stock split which was effective August 3, 1981 and fractioned shares were purchased (total of $119,950) by the Company at the rate of $23.30 per pre-reverse split share based on the June 30, 1981 book value per share.

     On December 13, 1989, the shareholders approved an amendment to the Articles of Incorporation to increase the authorized number, and reduce the par value, of the Company's common shares and to eliminate provisions relating to the authorization of prior preferred stock and preferred stock. A 50-for-1 stock split, effective on December 14, 1989, was approved by the shareholders. Each share of Class A stock is entitled to one vote and each share of Class B stock is entitled to ten votes.

                                  * * * * * *




12